SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): August 18, 1998
                      ------------------------------------


                          CITIBANK (SOUTH DAKOTA), N.A.
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I

      9 1/4% Class B Credit Card Participation Certificates, Series 1991-3 7.875% Class A Credit Card Participation Certificates, Series 1991-6 8.350% Class B Credit Card Participation Certificates, Series 1991-6
       5.95% Class A Credit Card Participation Certificates, Series 1993-2 6.15% Class B Credit Card Participation Certificates, Series 1993-2 5.50% Class A Credit Card Participation Certificates, Series 1993-3 5.70% Class B Credit Card Participation Certificates, Series 1993-3 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 6.80% Class A Credit Card Participation Certificates, Series 1994-3 7.00% Class B Credit Card Participation Certificates, Series 1994-3 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1

                                                       (cover page 1 of 2 pages)

       7.85% Class A Credit Card Participation Certificates, Series 1995-3 6.70% Class A Credit Card Participation Certificates, Series 1995-8 6.85% Class B Credit Card Participation Certificates, Series 1995-8 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
      5.90% Class A Credit Card Participation Certificates, Series 1995-10 6.05% Class B Credit Card Participation Certificates, Series 1995-10
  Floating Rate Class A Credit Card Participation Certificates, Series 1995-11
    Zero Coupon Class A Credit Card Participation Certificates, Series 1996-1 Zero Coupon Class B Credit Card Participation Certificates, Series 1996-1
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6
       6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2
      6.839% Class A Credit Card Participation Certificates, Series 1997-3 6.989% Class B Credit Card Participation Certificates, Series 1997-3
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
    Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6
       6.35% Class A Credit Card Participation Certificates, Series 1997-7 6.45% Class B Credit Card Participation Certificates, Series 1997-7
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-8 Floating Rate Class A Credit Card Participation Certificates, Series 1997-10 Floating Rate Class B Credit Card Participation Certificates, Series 1997-10
       5.75% Class A Credit Card Participation Certificates, Series 1998-1
      5.875% Class B Credit Card Participation Certificates, Series 1998-1
       6.05% Class A Credit Card Participation Certificates, Series 1998-2
       6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.80% Class A Credit Card Participation Certificates, Series 1998-3 5.95% Class B Credit Card Participation Certificates, Series 1998-3 5.85% Class A Credit Card Participation Certificates, Series 1998-6 6.00% Class B Credit Card Participation Certificates, Series 1998-6
   Floating Rate Class A Credit Card Participation Certificates, Series 1998-7 Floating Rate Class B Credit Card Participation Certificates, Series 1998-7
                       (collectively, the "Certificates"))
               (Exact name of registrant as specified in charter)



                            UNITED STATES OF AMERICA
                 (State or other jurisdiction of incorporation)

                                   46-0358360
                      (I.R.S. Employer Identification No.)


      33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664, 33-99328
                                  and 333-38803
                              (Commission File No.)


    701 EAST 60TH STREET, NORTH
     SIOUX FALLS, SOUTH DAKOTA                              57117
(Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (605) 331-2626


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                                                       (cover page 2 of 2 pages)

ITEM 5. OTHER EVENTS.

Set forth below is the monthly report and servicer's certificate for each Series referenced on the cover page of this Form 8-K (each, a "Monthly Report") for the Due Period ending July 28, 1998 and the related Distribution Date delivered pursuant to Section 5.02 of the applicable Series Supplement to the Pooling and Servicing Agreement (together, the "Agreement") relating to Citibank Credit Card Master Trust I, among Citibank (South Dakota), N.A., as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A.)), as Trustee. Each Monthly Report contains information relating to the distribution, if any, to Certificateholders of the related Series on the referenced Distribution Date as well as information relating to the Receivables and the Accounts from which the Receivables have arisen. Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending July 28, 1998

================================================================================


This Certificate relates to the Due Period ending July 28, 1998 and the related Distribution Date.

A.  Information Regarding the Portfolio
    -----------------------------------

    1.  Portfolio Yield.........................................         12.33%

          Yield Component.......................................         17.86%

          Credit Loss Component.................................          5.53%

    2.  New Purchase Rate.......................................         22.25%

    3.  Total Payment Rate......................................         22.31%

    4.  Principal Payment Rate..................................         21.27%

    5.  Aggregate Amount of Principal Receivables in the Trust:

          Beginning of Due Period..............................$ 38,206,915,219

          Average..............................................$ 37,948,775,819

          Lump Sum Addition....................................$              0

          End of Due Period....................................$ 38,125,694,204

    6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period):

            Current............................................$ 34,607,937,018
               5-34 days delinquent............................$  2,407,133,129
              35-64 days delinquent............................$    647,392,208
              65-94 days delinquent............................$    357,015,771
             95-124 days delinquent............................$    264,204,896
            125-154 days delinquent............................$    216,324,938
            155-184 days delinquent............................$    177,150,321

            Current.............................................         89.48%
               5-34 days delinquent.............................          6.22%
              35-64 days delinquent.............................          1.67%
              65-94 days delinquent.............................          0.92%
             95-124 days delinquent.............................          0.68%
            125-154 days delinquent.............................          0.56%
            155-184 days delinquent.............................          0.47%

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                 CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending July 28, 1998

================================================================================

                                             Current Due       Current Due
                                             Period on an      Period on a
                                             Actual Basis(1)   Standard Basis(1)
B. Information Regarding Group 1
   -----------------------------
   (Percentage Basis)

   1.  Portfolio Yield                              12.33%              12.33%
   2.  Weighted Average Certificate Rate             6.22%               6.22%
   3.  Weighted Average Investor Fee Rates
           Fixed Servicing Fee                       0.40%               0.40%
           Others                                    0.11%               0.11%
   4.  Surplus Finance Charge Collections            5.60%               5.60%
   5.  Required Surplus Finance Charge Amount        0.00%               0.00%
   6.  Aggregate Surplus Finance Charge Amount       5.60%               5.60%
        minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
   (Dollar Basis)

   1.  Total Investor Collections                 $7,276,781,438 $ 7,276,781,438
           Principal Collections                  $6,785,630,767 $ 6,785,630,767
           Finance Charge Collections             $  491,150,671 $   491,150,671
   2.  Investor Default Amount                    $  151,243,448 $   151,243,448
   3.  Investor Monthly Interest                  $  165,937,325 $   165,937,325
   4.  Investor Monthly Fees
           Fixed Servicing Fees                   $   10,027,710 $    10,027,710
           Others                                 $    2,860,622 $     2,860,622
   5.  Surplus Finance Charge Collections         $  161,081,566 $   161,081,566
   6.  Required Surplus Finance Charge Collections$            0 $             0
   7. Aggregate Surplus Finance Charge Amount $ 161,081,566 $ 161,081,566 minus Required Surplus Finance Charge Amount


  (1) Values for "Current Due Period on an Actual Basis" reflect, in the case of a first due period close of a series, activity from the series cut-off or close dates until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for "Current Due Period on a Standard Basis" reflect activi-ty for the entire current period, as if all series had already been out-standing prior to the first day of such period.

       All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using daycounts appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from June 26, 1998 to July 28, 1998, 33 days, or July 6 , 1998 to August 5 , 1998, 31 days (standard basis).

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1991-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$              0

   1b.  Class B Invested Amount         ......................$     54,500,000

   2a.  Class A Monthly Interest .............................$              0

   2b.  Class B Monthly Interest .............................$        840,208

   3a.  Balance in the Class A Interest Funding Account.......$              0

   3b.  Balance in the Class B Interest Funding Account.......$        840,208

   4a.  Available Cash Collateral Amount......................$     68,880,000

   4b.  Percent of Class B Invested Amount         ............        126.39%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$     54,500,000

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$     54,500,000

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$  875,000,000

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$   54,500,000


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-3
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-3 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1991-6
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    212,500,000

   1b.  Class B Invested Amount         ......................$    105,500,000

   2a.  Class A Monthly Interest .............................$      1,859,375

   2b.  Class B Monthly Interest .............................$        734,104

   3a.  Balance in the Class A Interest Funding Account.......$     16,734,375

   3b.  Balance in the Class B Interest Funding Account.......$      2,202,313

   4a.  Available Cash Collateral Amount......................$     66,885,000

   4b.  Percent of Class B Invested Amount         ............         63.40%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$     70,833,333

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$    637,500,000

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$  637,500,000

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1991-6
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1991-6 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1993-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,718,750

   2b.  Class B Monthly Interest .............................$        246,000

   3a.  Balance in the Class A Interest Funding Account.......$     18,593,750

   3b.  Balance in the Class B Interest Funding Account.......$      1,230,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1993-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    312,500,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      1,718,750

   2b.  Class B Monthly Interest .............................$        228,000

   3a.  Balance in the Class A Interest Funding Account.......$      3,437,500

   3b.  Balance in the Class B Interest Funding Account.......$        228,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$     62,500,000

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$    437,500,000

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$  437,500,000

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1993-3
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-3 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1994-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    940,000,000

   1b.  Class B Invested Amount         ......................$     60,000,000

   2a.  Class A Monthly Interest .............................$      5,679,167

   2b.  Class B Monthly Interest .............................$        375,000

   3a.  Balance in the Class A Interest Funding Account.......$     22,716,667

   3b.  Balance in the Class B Interest Funding Account.......$      1,500,000

   4a.  Available Cash Collateral Amount......................$     70,000,000

   4b.  Percent of Class B Invested Amount         ............        116.67%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1994-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    500,000,000

   1b.  Class B Invested Amount         ......................$     32,000,000

   2a.  Class A Monthly Interest .............................$      2,833,333

   2b.  Class B Monthly Interest .............................$        186,667

   3a.  Balance in the Class A Interest Funding Account.......$     11,333,333

   3b.  Balance in the Class B Interest Funding Account.......$        746,667

   4a.  Available Cash Collateral Amount......................$     37,240,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-3
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-3 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1994-4
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      5,156,250

   2b.  Class B Monthly Interest .............................$        248,258

   3a.  Balance in the Class A Interest Funding Account.......$     15,468,750

   3b.  Balance in the Class B Interest Funding Account.......$        248,258

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      248,258

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      248,258

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-1
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      4,296,875

   2b.  Class B Monthly Interest .............................$        281,667

   3a.  Balance in the Class A Interest Funding Account.......$      4,296,875

   3b.  Balance in the Class B Interest Funding Account.......$        281,667

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      4,088,542

   2b.  Class B Monthly Interest .............................$        203,782

   3a.  Balance in the Class A Interest Funding Account.......$     24,531,250

   3b.  Balance in the Class B Interest Funding Account.......$        203,782

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   24,531,250

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      203,782

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   24,531,250

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      203,782

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-3
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-3 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-8
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    400,000,000

   1b.  Class B Invested Amount         ......................$     25,540,000

   2a.  Class A Monthly Interest .............................$      2,233,333

   2b.  Class B Monthly Interest .............................$        145,791

   3a.  Balance in the Class A Interest Funding Account.......$     11,166,667

   3b.  Balance in the Class B Interest Funding Account.......$        728,954

   4a.  Available Cash Collateral Amount......................$     29,787,800

   4b.  Percent of Class B Invested Amount         ............        116.63%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-8
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-8 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-9
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    500,000,000

   1b.  Class B Invested Amount         ......................$     32,000,000

   2a.  Class A Monthly Interest .............................$      2,729,167

   2b.  Class B Monthly Interest .............................$        177,333

   3a.  Balance in the Class A Interest Funding Account.......$     10,916,667

   3b.  Balance in the Class B Interest Funding Account.......$        709,333

   4a.  Available Cash Collateral Amount......................$     37,240,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-10
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,687,500

   2b.  Class B Monthly Interest .............................$        242,000

   3a.  Balance in the Class A Interest Funding Account.......$     22,125,000

   3b.  Balance in the Class B Interest Funding Account.......$      1,452,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   22,125,000

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    1,452,000

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   22,125,000

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    1,452,000

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-10
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-10 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-11 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1995-11
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      3,040,104

   2b.  Class B Monthly Interest .............................$        197,600

   3a.  Balance in the Class A Interest Funding Account.......$      9,120,313

   3b.  Balance in the Class B Interest Funding Account.......$        197,600

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$    9,120,313

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      197,600

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$    9,120,313

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      197,600

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1995-11
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-11 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 17, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1996-1
    ------------------------------------

   1a.  Class A Accreted Invested Amount......................$    861,368,352

   1b.  Class B Accreted Invested Amount......................$     54,919,669

   2a.  Class A Monthly Accretion.............................$      4,156,598

   2b.  Class B Monthly Accretion.............................$        271,745

   3a.  Balance in the Class A Interest Funding Account.......$              0

   3b.  Balance in the Class B Interest Funding Account.......$              0

   4a.  Available Cash Collateral Amount......................$     64,178,570

   4b.  Percent of Class B Accreted Invested Amount............        116.86%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1996-1
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                Citibank Credit Card MasterTrust I,Series 1996-5
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1996-5
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      4,293,188

   2b.  Class B Monthly Interest .............................$        281,480

   3a.  Balance in the Class A Interest Funding Account.......$      8,586,375

   3b.  Balance in the Class B Interest Funding Account.......$        562,960

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                Citibank Credit Card MasterTrust I,Series 1996-5
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

                Citibank Credit Card MasterTrust I,Series 1996-5
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 17, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I,Series 1996-6
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1996-6
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    940,000,000

   1b.  Class B Invested Amount         ......................$     60,000,000

   2a.  Class A Monthly Interest .............................$      5,071,927

   2b.  Class B Monthly Interest .............................$        333,865

   3a.  Balance in the Class A Interest Funding Account.......$     10,143,853

   3b.  Balance in the Class B Interest Funding Account.......$        667,730

   4a.  Available Cash Collateral Amount......................$     70,000,000

   4b.  Percent of Class B Invested Amount         ............        116.67%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I,Series 1996-6
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I,Series 1996-6
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 10, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      4,093,750

   2b.  Class B Monthly Interest .............................$        268,000

   3a.  Balance in the Class A Interest Funding Account.......$     24,562,500

   3b.  Balance in the Class B Interest Funding Account.......$      1,608,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   24,562,500

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    1,608,000

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   24,562,500

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    1,608,000

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 17, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    400,000,000

   1b.  Class B Invested Amount         ......................$     25,540,000

   2a.  Class A Monthly Interest .............................$      2,279,667

   2b.  Class B Monthly Interest .............................$        148,749

   3a.  Balance in the Class A Interest Funding Account.......$     13,678,000

   3b.  Balance in the Class B Interest Funding Account.......$        892,495

   4a.  Available Cash Collateral Amount......................$     29,787,800

   4b.  Percent of Class B Invested Amount         ............        116.63%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   13,678,000

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      892,495

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   13,678,000

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      892,495

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-3
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-3 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 10, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-4
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      4,254,000

   2b.  Class B Monthly Interest .............................$        279,356

   3a.  Balance in the Class A Interest Funding Account.......$      8,508,000

   3b.  Balance in the Class B Interest Funding Account.......$        558,712

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 10, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-6
    ------------------------------------

   1a.  Class A Accreted Invested Amount......................$    681,252,962

   1b.  Class B Accreted Invested Amount......................$     43,216,351

   2a.  Class A Monthly Accretion.............................$      3,589,702

   2b.  Class B Monthly Accretion.............................$        232,979

   3a.  Balance in the Class A Interest Funding Account.......$              0

   3b.  Balance in the Class B Interest Funding Account.......$              0

   4a.  Available Cash Collateral Amount......................$     50,880,724

   4b.  Percent of Class B Accreted Invested Amount............        117.73%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 17, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-7
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      3,307,292

   2b.  Class B Monthly Interest .............................$        215,000

   3a.  Balance in the Class A Interest Funding Account.......$     19,843,750

   3b.  Balance in the Class B Interest Funding Account.......$      1,290,000

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   19,843,750

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    1,290,000

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   19,843,750

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    1,290,000

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-7
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-7 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 17, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-8
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-8 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-8
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,930,781

   2b.  Class B Monthly Interest .............................$        257,675

   3a.  Balance in the Class A Interest Funding Account.......$      7,504,219

   3b.  Balance in the Class B Interest Funding Account.......$        257,675

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-8
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      257,675

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      257,675

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1997-8
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-8 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 17, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1997-10
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-10 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1997-10
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    500,000,000

   1b.  Class B Invested Amount         ......................$     32,000,000

   2a.  Class A Monthly Interest .............................$      2,592,448

   2b.  Class B Monthly Interest .............................$        170,610

   3a.  Balance in the Class A Interest Funding Account.......$      2,592,448

   3b.  Balance in the Class B Interest Funding Account.......$        170,610

   4a.  Available Cash Collateral Amount......................$     37,240,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1997-10
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$    2,592,448

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      170,610

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$    2,592,448

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      170,610

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

              Citibank Credit Card Master Trust I, Series 1997-10
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-10 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 17, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1998-1
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,593,750

   2b.  Class B Monthly Interest .............................$        235,000

   3a.  Balance in the Class A Interest Funding Account.......$      3,593,750

   3b.  Balance in the Class B Interest Funding Account.......$        235,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-1
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-1 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 17, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1998-2
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    500,000,000

   1b.  Class B Invested Amount         ......................$     32,000,000

   2a.  Class A Monthly Interest .............................$      2,520,833

   2b.  Class B Monthly Interest .............................$        165,333

   3a.  Balance in the Class A Interest Funding Account.......$      2,520,833

   3b.  Balance in the Class B Interest Funding Account.......$        165,333

   4a.  Available Cash Collateral Amount......................$     37,240,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 17, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1998-3
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    625,000,000

   1b.  Class B Invested Amount         ......................$     40,000,000

   2a.  Class A Monthly Interest .............................$      3,020,833

   2b.  Class B Monthly Interest .............................$        198,333

   3a.  Balance in the Class A Interest Funding Account.......$     18,930,556

   3b.  Balance in the Class B Interest Funding Account.......$      1,295,778

   4a.  Available Cash Collateral Amount......................$     46,550,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$   18,930,556

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$    1,295,778

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$   18,930,556

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$    1,295,778

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 7 , 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1998-6
    ------------------------------------

   1a.  Class A Invested Amount         ......................$    750,000,000

   1b.  Class B Invested Amount         ......................$     48,000,000

   2a.  Class A Monthly Interest .............................$      3,656,250

   2b.  Class B Monthly Interest .............................$        240,000

   3a.  Balance in the Class A Interest Funding Account.......$     14,868,750

   3b.  Balance in the Class B Interest Funding Account.......$        976,000

   4a.  Available Cash Collateral Amount......................$     55,860,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$            0

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$            0

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$            0

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$            0

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-6
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-6 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 10, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-7
                    For the Due Period Ending July 28, 1998

================================================================================


     The undersigned, a duly authorized representative of Citibank (South Dako-ta), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D.  Information Regarding Series 1998-7
    ------------------------------------

   1a.  Class A Invested Amount         ......................$  1,250,000,000

   1b.  Class B Invested Amount         ......................$     80,000,000

   2a.  Class A Monthly Interest .............................$      6,492,578

   2b.  Class B Monthly Interest .............................$        423,958

   3a.  Balance in the Class A Interest Funding Account.......$      6,492,578

   3b.  Balance in the Class B Interest Funding Account.......$        423,958

   4a.  Available Cash Collateral Amount......................$     93,100,000

   4b.  Percent of Class B Invested Amount         ............        116.38%

   5a.  Class A Investor Charge-offs..........................$              0

   5b.  Class B Investor Charge-offs..........................$              0

   6.   Required Amount.......................................$              0

   7.   Draw on Cash Collateral Account.......................$              0

   8a.  Class A Monthly Principal for the Distribution Date(2)$              0

   8b.  Class B Monthly Principal for the Distribution Date(2)$              0

   9a.  Balance in the Class A Principal Funding Account(2)...$              0

   9b.  Balance in the Class B Principal Funding Account(2)...$              0

        -------------------------------------------------------
        (2) Applicable during the Accumulation Period and any Early Amortization Period.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-7
                    For the Due Period Ending July 28, 1998

================================================================================


E.  Information Regarding Charge-offs and Distributions to Certificateholders(3)
    -------------------------------------------------------------------------

    1a. The total amount of the distribution to Class A
        Certificateholders on the Payment Date....................$    6,492,578

    1b. The total amount of the distribution to Class B
        Certificateholders on the Payment Date....................$      423,958

    2a. The amount of the distribution set forth in item 1(a) above
        in respect of principal on the Class A Certificates.......$            0

    2b. The amount of the distribution set forth in item 1(b) above
        in respect of principal on the Class B Certificates.......$            0

    3a. The amount of the distribution set forth in item 1(a) above
        in respect of interest on the Class A Certificates........$    6,492,578

    3b. The amount of the distribution set forth in item 1(b) above
        in respect of interest on the Class B Certificates........$      423,958

    4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0

    4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
        Invested Amount as of the end of the Record Date with
        respect to the Payment Date...............................$            0


        ----------------------------------------------------------
        (3) The following information, as applicable, is included only on Payment Date.

                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION

================================================================================

               Citibank Credit Card Master Trust I, Series 1998-7
                    For the Due Period Ending July 28, 1998

================================================================================

          The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-7 Supplement (as amended and supplemented, the "Series Sup-plement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

          1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

          2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

          3.      The undersigned is a Servicing Officer.

          4. This Certificate relates to the Distribution Date occurring on August 17, 1998.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

          7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 21st day of August 1998.


                                 CITIBANK (SOUTH DAKOTA), N.A.
                                 Servicer,


                                 By:  /s/ Joseph Mecca
                                         Name:    Joseph Mecca
                                         Title:      Servicing Officer

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CITIBANK (SOUTH DAKOTA), N.A.,
                                as Servicer
                                Citibank Credit Card Master Trust I



                          By: /s/ William Kauffman
                             ----------------------------------------------
                              William Kauffman
                              Senior Vice President


Date: August 19, 1998